                                                                   EXHIBIT 10.31

                                FOURTH AMENDMENT

                  FOURTH AMENDMENT, dated as of July 31, 1997 (this "Fourth Amendment"), to the Credit Agreement, dated as of September 30, 1996 (as amended by the Global Amendment and Assignment and Acceptance, dated as of October 9, 1996, the Second Amendment, dated as of April 23, 1997, the Third Amendment, dated as of May 13, 1997 and as may be further amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among RIGCO NORTH AMERICA, L.L.C., a Delaware limited liability company (the "Borrower"), the several banks and other financial institutions from time to time parties thereto (the "Lenders"), LEHMAN COMMERCIAL PAPER INC. ("LCPI"), as Advisor, Syndication Agent and Arranger, HIBERNIA NATIONAL BANK, as Collateral and Documentation Agent and BHF-BANK AKTIENGESELLSCHAFT, as Administrative Agent.


                               W I T N E S S E T H

                  WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make, and have made, certain Loans to the Borrower; and

                  WHEREAS, the Borrower has requested that the Lenders amend, and the Lenders have agreed to amend, certain of the provisions of the Credit Agreement, upon the terms and subject to the conditions set forth below;

                  NOW, THEREFORE, the parties hereto hereby agree as follows:

                  1. Defined Terms. (a) As used herein, terms defined in this Fourth Amendment or in the Credit Agreement are used herein as so defined.

                  (b) The definition of the term "Permitted Issuance" contained in subsection 1.1 of the Credit Agreement is hereby amended by deleting the amount "$5,000,000" in the fourth line thereof and substituting in lieu thereof the amount "$20,000,000".

                  2. Amendment to Subsection 5.13. Subsection 5.13 of the Credit Agreement is hereby amended by deleting the number "$48,000,000" in the last line thereof and substituting in lieu thereof the number "$56,000,000".

                  3. Amendment to Subsection 6.1. Subsection 6.1 of the Credit Agreement is hereby amended by deleting such subsection in its entirety and substituting in lieu thereof the following:

                  "6.1  Financial Condition Covenants.

                  (a) Maintenance of Net Worth. Permit Net Worth at the last day of any fiscal quarter set forth below to be less than the amount set forth opposite such fiscal quarter below (provided, however, to the extent not included in Net Income in accordance with GAAP during the fiscal quarter then ended or in any previous fiscal quarter, Net Worth shall include any Mobilization Fees actually received by the Borrower during the fiscal quarter then ended and provided, further, to the extent deducted in computing Net Worth in accordance with GAAP during the fiscal quarter then ended or in any previous fiscal quarter, Net Worth shall include the amount of any deferred corporate income taxes of the Borrower (less any reductions in deferred corporate income taxes of the Borrower during any of such periods) resulting from an election by the Borrower to be treated as a corporation for U.S. federal income tax purposes):

              Fiscal Quarter Ending                       Amount
              ---------------------                       ------
              December 31, 1996                                $3,000,000
              March 31, 1997                                   $3,000,000
              June 30, 1997                                    $3,000,000
              September 30, 1997                               $5,000,000
              December 31, 1997                                $6,000,000
              March 31, 1998                                   $6,000,000
              June 30, 1998                                    $6,000,000
              September 30, 1998                               $6,000,000

                  (b) Maintenance of EBITDA to Interest Expense Ratio. Permit the ratio of (i) EBITDA for any period of four consecutive fiscal quarters ending with any fiscal quarter set forth below to (ii) Cash Interest Expense for such period of four consecutive fiscal quarters to be less than the ratio set forth opposite such fiscal quarter below:

              Fiscal Quarter Ending                 Ratio
              ---------------------                 -----
              March 31, 1997                         .50 to 1.00
              June 30, 1997                          .50 to 1.00
              September 30, 1997                    1.25 to 1.00
              December 31, 1997                     1.75 to 1.00
              March 31, 1998                        2.25 to 1.00
              June 30, 1998                         2.75 to 1.00
              September 30, 1998                    3.00 to 1.00


                  (c) Maintenance of EBITDA. Permit EBITDA for any period of four consecutive fiscal quarters ending with any fiscal quarter set forth below to be less than the amount set forth opposite such fiscal quarter below:

              Fiscal Quarter Ending                       Amount
              ---------------------                       ------
              March 31, 1997                               $ 1,750,000
              June 30, 1997                                $ 1,750,000
              September 30, 1997                           $ 9,000,000
              December 31, 1997                            $14,000,000
              March 31, 1998                               $20,000,000
              June 30, 1998                                $20,000,000
              September 30, 1998                           $21,000,000

                  (d) Maintenance of Working Capital. Permit at any time prior to the date on which the Shoemaker is delivered to commence work under a Drilling Contract Working Capital to be less than $500,000."

                  4. Consent. The Lenders hereby consent to the amendment of the Charter with respect to the Pincay (the "Pincay Charter") to the extent such amendment (i) increases the daily payments by the Borrower to the Charterer thereunder from $2,800 to $5,000 and (ii) eliminates the participation discount rate in the event the Pincay is deployed for drilling activities on behalf of affiliates of the Borrower.

                  5. Waiver. The Lenders hereby waive any Default or Event of Default which may have occurred prior to the date hereof resulting solely from the failure of the upgrade contemplated by the Shoemaker Upgrade Agreement to be completed by June 15, 1997 (it being a condition to such waiver that such upgrade was completed on July 9, 1997).

                  6. Effectiveness. The amendments provided for herein shall become effective on the date (the "Effective Date") of satisfaction of the following condition precedent:

                  (a) The Administrative Agent shall have received counterparts of this Fourth Amendment, duly executed and delivered by the Borrower and each of the other parties hereto.

                  (b) The Lenders shall have received and be reasonably satisfied with the amendment to the Pincay Charter referred to in paragraph 4.

                  (c) The Lenders shall have received satisfactory revised financial projections of the Borrower for the period of July 1997 through June 1998.

                  (d) All governmental and third party approvals (including landlords' and other consents) necessary or advisable in connection with this Fourth Amendment shall have been obtained and be in full force and effect, and all applicable waiting periods shall have expired without any action being taken or threatened by any competent authority which would restrain, prevent or otherwise impose materially adverse conditions on the Credit Agreement as amended by this Fourth Amendment.

                  (e) All limited liability company and other proceedings, and all documents, instruments and other legal matters in connection with the transactions contemplated by this Fourth Amendment shall be satisfactory in form and substance to the Arranger and the Administrative Agent.

                  7. Representations and Warranties. After giving effect to the amendments contained herein, on the Effective Date, the Borrower hereby confirms, reaffirms and restates the representations and warranties set forth in
Section 3 of the Credit Agreement; provided that each reference in such Section 3 to "this Agreement" shall be deemed to be a reference both to this Fourth Amendment and to the Credit Agreement as amended by this Fourth Amendment.

                  8. Continuing Effect; No Other Amendments. Except as expressly amended or waived hereby, all of the terms and provisions of the Credit Agreement and the other Loan Documents are and shall remain in full force and effect. The amendments contained herein shall not constitute an amendment or waiver of any other provision of the Credit Agreement or the other Loan Documents or for any purpose except as expressly set forth herein.

                  9. No Default. Other than as contemplated by paragraph 5 above, no Default or Event of Default shall have occurred and be continuing as of the Effective Date after giving effect to this Fourth Amendment.

                  10. Costs and Expenses. The Borrower agrees to pay the reasonable costs and expenses of the Administrative Agent, the Collateral and Documentation Agent and the Arranger in connection with this Fourth Amendment, including, without limitation, legal fees and expenses.

                  11. Counterparts. This Fourth Amendment may be executed in any number of counterparts by the parties hereto, each of which counterparts when so executed shall be an original, but all the counterparts shall together constitute one and the same instrument.

                  12. GOVERNING LAW. THIS FOURTH AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                  IN WITNESS WHEREOF, the parties have caused this Fourth Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

                                   RIGCO NORTH AMERICA, L.L.C.


                                   By:
                                      Title:


                                   BHF-BANK AKTIENGESELLSCHAFT, as
                                   Administrative Agent and as a Lender


                                   By:
                                     Title:



                                   By:
                                     Title:


                                   HIBERNIA NATIONAL BANK, as Collateral and
                                   Documentation Agent and as a Lender


                                   By:
                                     Title:


                                   LEHMAN COMMERCIAL PAPER INC., as
                                   Syndication Agent and as a Lender


                                   By:
                                     Title:


                                   VAN KAMPEN AMERICAN CAPITAL PRIME
                                   RATE INCOME TRUST


                                   By:
                                     Title:

                                   PROTECTIVE LIFE INSURANCE COMPANY


                                   By:
                                     Title:

                                   MERRILL LYNCH PRIME RATE PORTFOLIO

                                   By: MERRILL LYNCH ASSET MANAGEMENT L.P.,
                                   as Investment Adviser


                                   By:
                                     Title:

                                   MERRILL LYNCH SENIOR FLOATING RATE
                                   FUND, INC.


                                   By:
                                     Title:

                                   MERRILL LYNCH DEBT STRATEGIES PORTFOLIO

                                   By: MERRILL LYNCH ASSET MANAGEMENT L.P.,
                                   as Investment Adviser


                                   By:
                                     Title:

                                   ML CBO IV (CAYMAN) LTD.

                                   By: Protective Asset Management, L.L.C.,
                                   as Collateral Manager


                                   By:
                                     Title: